EXHIBIT 99.1
                                                                    ------------

   BMW Vehicle Owner Trust 1999-A
   Collection Period Ending: 4/30/01
   Distribution Date: 05/25/01
   -----------------------------------------------------------------------------------------------------------------------

   Balances
   -----------------------------------------------------------------------------------------------------------------------
                                                                        Initial          Period End
      Receivables                                                $1,000,392,272        $470,395,724
      Pre-Funding Account                                          $112,777,957                  $0
      Capitalized Interest Account                                   $2,509,221                  $0
      Reserve Account                                               $37,514,710         $23,519,786
      Certificate Interest Reserve Account                           $1,153,970          $1,153,970
      Yield Supplement Overcollateralization                        $18,170,230          $7,533,619
      Class A-1 Notes                                              $190,000,000                  $0
      Class A-2 Notes                                              $400,000,000                  $0
      Class A-3 Notes                                              $300,000,000        $257,862,105
      Class A-4 Notes                                              $171,600,000        $171,600,000
      Class B Certificates                                          $33,400,000         $33,400,000

   Current Collection Period
   -----------------------------------------------------------------------------------------------------------------------

      Beginning Receivables Outstanding                            $499,334,957
      Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
            Receipts of Scheduled Principal                         $13,578,417
            Receipts of Pre-Paid Principal                          $13,116,214
            Principal Balance Allocable to Liquidated Receivables    $2,244,602
            Principal Balance Allocable to Purchased Receivables             $0
         Total Receipts of Principal                                $28,939,233

         Interest Distribution Amount
            Receipts of Interest                                     $2,656,907
            Servicer Advances                                          $298,087
            Reimbursement of Previous Servicer Advances               ($636,961)
            Liquidation Proceeds                                     $1,393,031
            Accrued Interest on Purchased Receivables                        $0
            Recoveries                                                 $179,625
            Net Investment Earnings                                    $106,231
         Total Receipts of Interest                                  $4,176,544

         Release from Reserve Account                                  $719,432

      Total Distribution Amount                                     $31,590,606

      Ending Receivables Outstanding                            $470,395,724.31

   Servicer Advance Amounts
   -----------------------------------------------------------------------------------------------------------------------

      Beginning Period Unreimbursed Previous Servicer Advance        $3,075,000
      Current Period Servicer Advance                                  $298,087
      Current Reimbursement of Previous Servicer Advance              ($636,961)
      Ending Period Unreimbursed Previous Servicer Advances          $2,736,126

   Collection Account
   -----------------------------------------------------------------------------------------------------------------------

      Deposits to Collection Account                                $31,590,606
      Withdrawals from Collection Account
         Servicing Fees                                                $416,112
         Noteholder Interest Distribution                            $2,464,963
         Noteholder Principal Distribution                          $28,517,202
         Certificateholder Interest Distribution                       $192,328
         Certificateholder Principal Distribution                            $0
         Reserve Account Deposit                                             $0
         Certificate Interest Reserve Deposit                                $0
         Unpaid Trustee Fees                                                 $0
         Excess Funds Released to BMW FS Receivables Corp.                   $0
      Total Distributions from Collection Account                   $31,590,606

   Excess Funds Released to BMW FS Receivables Corp
   -----------------------------------------------------------------------------------------------------------------------
         Release from Reserve Account                                  $727,530
         Release from Collection Account                                     $0
      Total Excess Funds Released to BMW FS Receivables Corp.          $727,530


                                                                     Page 1 of 3

   BMW Vehicle Owner Trust 1999-A
   Collection Period Ending: 4/30/01
   Distribution Date: 05/25/01
   -----------------------------------------------------------------------------------------------------------------------

   Note Distribution Account
   -----------------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account                  $30,982,165
      Amount Deposited from the Reserve Account                              $0
      Amount Paid to Noteholders                                    $30,982,165

   Certificate Distribution Account
   -----------------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account                     $192,328
      Amount Deposited from the Reserve Account                              $0
      Amount Deposited from the Certificate Interest Reserve Account         $0
      Amount Paid to Certificateholders                                $192,328

   Distributions
   -----------------------------------------------------------------------------------------------------------------------

      Monthly Principal Distributable Amount                    Current Payment      Ending Balance  Per $1,000    Factor
      Class A-1 Notes                                                        $0                  $0       $0.00     0.00%
      Class A-2 Notes                                                        $0                  $0       $0.00     0.00%
      Class A-3 Notes                                               $28,517,202        $257,862,105      $95.06    85.95%
      Class A-4 Notes                                                        $0        $171,600,000       $0.00   100.00%
      Class B Certificates                                                   $0         $33,400,000       $0.00   100.00%

      Interest Distributable Amount                             Current Payment          Per $1,000
      Class A-1 Notes                                                        $0               $0.00
      Class A-2 Notes                                                        $0               $0.00
      Class A-3 Notes                                                $1,529,743               $5.10
      Class A-4 Notes                                                  $935,220               $5.45
      Class B Certificates                                             $192,328               $5.76

   Carryover Shortfalls
   -----------------------------------------------------------------------------------------------------------------------

                                                             Prior Period Carryover Current Payment  Per $1,000
      Class A-1 Interest Carryover Shortfall                                 $0                  $0          $0
      Class A-2 Interest Carryover Shortfall                                 $0                  $0          $0
      Class A-3 Interest Carryover Shortfall                                 $0                  $0          $0
      Class A-4 Interest Carryover Shortfall                                 $0                  $0          $0
      Certificate Interest Carryover Shortfall                               $0                  $0          $0

   Receivables Data
   -----------------------------------------------------------------------------------------------------------------------

                                                               Beginning Period       Ending Period
      Number of Contracts                                                32,454              31,325
      Weighted Average Remaining Term                                     29.28               28.62
      Weighted Average Annual Percentage Rate                             7.91%               7.90%
      Aggregate Principal Balance of Deferred Receivables                    $0                  $0
      Number of Deferred Contracts                                            0                   0

      Delinquencies Aging Profile End of Period                   Dollar Amount          Percentage
         Current                                                   $419,986,534              89.28%
         1-29 days                                                  $39,951,175               8.49%
         30-59 days                                                  $8,056,799               1.71%
         60-89 days                                                  $1,702,665               0.36%
         90-119 days                                                   $511,212               0.11%
         120-149 days                                                  $187,340               0.04%
         Total                                                  $470,395,724.31             100.00%
         Delinquent Receivables +30 days past due                   $10,458,015               2.22%

   BMW Vehicle Owner Trust 1999-A
   Collection Period Ending: 4/30/01
   Distribution Date: 05/25/01
   -----------------------------------------------------------------------------------------------------------------------

      Liquidated Receivables
         Beginning Period Liquidated Receivables                    $17,775,009
         Current Period Liquidated Receivables                       $2,244,602
         Cumulative Liquidated Receivables                          $20,019,611

         Recoveries                                                    $179,625

      Realized Losses
         Beginning Period Realized Losses                            $6,803,572
         Current Period Realized Losses                                $671,947
         Cumulative Realized Losses                                  $7,475,518

      Repossessions                                               Dollar Amount               Units
         Beginning Period Repossessed Receivables Balance            $1,191,742                  56
         Ending Period Repossessed Receivables Balance                 $967,728                  48
         Principal Balance of 90+ Day Repossessed Vehicles              $61,254                   2

   Yield Supplement Overcollateralization
   -----------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                               $7,955,650
      Beginning Period Amount                                        $7,955,650
      Ending Period Required Amount                                  $7,533,619
      Current Period Release                                           $422,030
      Ending Period Amount                                           $7,533,619
      Next Distribution Date Required Amount                         $7,124,252

   Capitalized Interest Account
   -----------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                                       $0
      Beginning Period Amount                                                $0
      Net Investment Earnings                                                $0
      Current Period Release to BMW FS Receivables Corp.                     $0
      Ending Period Required Amount                                          $0
      Ending Period Amount                                                   $0

   Pre-Funding Account
   -----------------------------------------------------------------------------------------------------------------------

      Beginning Period Amount                                                $0
      Net Investment Earnings                                                $0
      Release to Servicer for Additional Loans                               $0
      Current Period Release for Deposit to Collection Account               $0
      Ending Period Amount                                                   $0

   Reserve Account
   -----------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                              $24,966,748
      Beginning Period Amount                                       $24,966,748
      Net Investment Earnings                                          $101,754
      Current Period Deposit                                                 $0
      Current Period Release to Collection Account                     $719,432
      Current Period Release to BMW FS Receivables Corp.               $727,530
      Ending Period Required Amount                                 $23,519,786
      Ending Period Amount                                          $23,519,786

   Certificate Interest Reserve Account
   -----------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                               $1,153,970
      Beginning Period Amount                                        $1,153,970
      Net Investment Earnings                                            $4,477
      Current Period Deposit                                                 $0
      Current Period Release for Deposit to Certificate Distribution         $0
      Ending Period Required Amount                                  $1,153,970
      Ending Period Amount                                           $1,153,970


                                                                     Page 3 of 3
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